Deposits (Detail) In Millions, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR
Interest-bearing:
Savings deposits	$ 16,179.3	882,099.8	739,974.6
Time deposits	28,543.0	1,556,162.2	1,272,083.3
Total interest-bearing deposits	44,722.3	2,438,262.0	2,012,057.9
Non-interest-bearing deposits	9,579.5	522,271.9	452,991.7
Total	$ 54,301.8	2,960,533.9	2,465,049.6